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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 26, 2005


                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OKLAHOMA                     000-26331                  75-2954680
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                   1613 E. 15TH STREET, TULSA, OKLAHOMA 74120
               (Address of principal executive offices) (Zip Code)


                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            As previously reported by Greystone Logistics, Inc. (the "Company") in its Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission on August 30, 2005, the Company's net loss for the twelve month period ended May 31, 2005, is expected to be approximately $(14,300,000) compared to a net loss of $(2,974,929), as restated, for the twelve month period ended May 31, 2004, and the Company's net loss to common shareholders for the twelve month period ended May 31, 2005, is expected to be approximately $(14,700,000), or $(0.82) per share, compared to a net loss of $(3,635,100), or
$(0.33) per share, as restated, for the twelve month period ended May 31, 2004. The restated net loss computations for the fiscal year 2004 described in the preceding sentence have not been previously reported by the Company in its filings with the Securities and Exchange Commission. The Company intends to file an amended Annual Report on Form 10-KSB for the year ended May 31, 2004, to reflect, among other things, such restated net loss computations.

ITEM 2.06.  MATERIAL IMPAIRMENTS.

            The increase in the net loss for the fiscal year 2005 when compared to the fiscal 2004, which is further described under Item 2.02 of this Current Report on Form 8-K, is primarily related to nonrecurring impairment charges of approximately $9,900,000 during the fiscal year ended May 31, 2005, which charges will be further explained in the Company's Annual Report on Form 10-KSB for the year ended May 31, 2005. On August 26, 2005, the Company's Board of Directors concluded that the impairment charges described in the preceding sentence were required. The Company's Board of Directors reached this conclusion based upon the recommendation of the Company's Chief Financial Officer and with the concurrence of the Company's independent auditors.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

            On August 26, 2005, the Company's Board of Directors concluded that its previously issued financial statements for fiscal year 2004 should not be relied upon because of errors in those financial statements and that the Company would restate those financial statements to make the necessary accounting adjustments. The Company's Board of Directors reached this conclusion based upon the recommendation of the Company's Chief Financial Officer and with the concurrence of the Company's independent auditors.

            The restatement pertains to the Company's acquisition of the assets of Greystone Plastics, Inc., and the Company's failure to assign a value to a purchase order acquired in such transaction as an intangible asset apart from goodwill as required by SFAS 141, "Business Combinations." The Company intends to file an amended Annual Report on Form 10-KSB for the year ended May 31, 2004.

            The Company's Chief Financial Officer has discussed with Murrell, Hall, Mcintosh & Co., PLLP, the Company's independent auditors, the matters disclosed under Item 4.02 in this Current Report on Form 8-K.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GREYSTONE LOGISTICS, INC.


Date: September 1, 2005                    By: /s/ Robert H. Nelson
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                                               Robert H. Nelson
                                               Chief Financial Officer

















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